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               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [ ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      REXENE CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)

                    GUY P. WYSER-PRATTE
                   SPEAR, LEEDS & KELLOGG
 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................




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================================================================================

                             SOLICITATION OF PROXIES
                              IN CONNECTION WITH A
                         SPECIAL MEETING OF STOCKHOLDERS

                                       OF

                               REXENE CORPORATION

                                   ----------

                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                                       OF
                             MR. GUY P. WYSER-PRATTE

                            WYSER-PRATTE & CO., INC.
                                 63 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 (212) 495-5350
                                       AND
                             SPEAR, LEEDS & KELLOGG
                                  120 BROADWAY
                            NEW YORK, NEW YORK 10271
                                 (212) 433-7000


                                   ----------


        This Supplement to Proxy Statement (the "Supplement") and the accompanying GREEN proxy card are being furnished to holders of outstanding common stock, par value $.01 per share (the "Common Stock"), of Rexene Corporation, a Delaware corporation ("Rexene" or the "Company"), in connection with the solicitation of proxies from holders of the Common Stock by Guy P. Wyser-Pratte ("Wyser-Pratte"), Wyser-Pratte & Co., Inc. ("WPC"), and Spear, Leeds & Kellogg ("Spear, Leeds," and together with Wyser-Pratte and WPC, the "Soliciting Group") to be used at a special meeting of the Company's stockholders, and any adjournments and postponements thereof (the "Special Meeting"). The Special Meeting will be held at the offices of The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware on Thursday, May 22, 1997. This Supplement and the accompanying GREEN proxy card are first being sent to stockholders of the Company on or about May 12, 1997.

                           REASONS FOR THE SUPPLEMENT

        On April 25 the Soliciting Group proposed that the Special Meeting be delayed until May 22. In an open letter to the Company's CEO, Andrew J. Smith, Messrs. Wyser-Pratte and Kambeitz stated:

================================================================================

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        "Shareholders  need  time  to see  the  Board's  response  to  [Huntsman
Corporation's]   latest   offer  and  the  results  of  due   diligence   and/or
negotiations, as well as to evaluate the performance of the [Rexene] Board in the Company's dealings with Huntsman over the next month. If the negotiations end in an agreement to sell the Company, there will be no need for a Special Meeting to replace the Board. If the negotiations are unsuccessful, shareholders will be in a much better position than on April 30 to decide whether the Board should be replaced."

        On April 28 the Company agreed to adjourn the Special Meeting until May 22 and announced that the Company and Huntsman Corporation ("Huntsman") had entered into a confidentiality agreement to enable Huntsman to conduct due diligence on the Company. There have been no public announcements since April 28 regarding the status of Huntsman's due diligence or any acquisition negotiations between the Company and Huntsman.

        The outcome of Huntsman's due diligence and its negotiations with the Company is not known now and may not be known until shortly before May 22 when the Special Meeting is scheduled to be held. Depending on the outcome of the Huntsman negotiations, the Soliciting Group may seek to have shareholders adopt the Director Replacement Proposals and By-laws Proposals and reject the Stock Repurchase Program Resolution (as such proposals are described in the Soliciting Group's Proxy Statement, dated April 4, 1997) at the May 22 Special Meeting. The Soliciting Group is distributing GREEN proxy cards to shareholders now, so that shareholders can return the cards in time to have them voted at the Special Meeting.

        If Huntsman's due diligence and its negotiations with the Company have not been completed by May 22, the Soliciting Group may seek a further adjournment of the Special Meeting. Accordingly, the Soliciting Group is also seeking proxies to vote for a proposal to adjourn the Special Meeting to a date not later than June 12 if such a proposal is made at the meeting by the Soliciting Group (the "June 12 Adjournment Proposal").

                    USE OF GOLD AND STRIPED GOLD PROXY CARDS

        Stockholders who wish to grant proxies to vote for the Director Replacement and By-laws Proposals and against the Stock Repurchase Program Resolution should use the accompanying GREEN proxy cards. In its April 25 Proxy Supplement the Soliciting Group stated that proxies obtained on the prior GOLD and STRIPED GOLD proxy cards would be used only to vote for the proposal to adjourn the Special Meeting to May 22 "and other proposals to recess and adjourn the Special Meeting."

        All three proxy cards contain a general authorization to initiate and vote for proposals to recess and adjourn the Special Meeting. On the GREEN and STRIPED GOLD cards this authorization is modified by an obligation to follow specific instructions regarding the adjournment proposals included on those cards. The Soliciting Group will not use proxies obtained on the GOLD or STRIPED GOLD proxy cards to

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vote for the June 12  Adjournment  Proposal  under the following  circumstances, provided that the Company follows the same rule with respect to using proxies it obtains on its white Special Meeting proxy cards to vote against such proposal:
If a GOLD or STRIPED GOLD proxy card from a single beneficial owner includes votes against the Soliciting Group's recommendation on any of the proposals to be voted upon at the Special Meeting, the Soliciting Group will not use such proxy to initiate and vote for the June 12 Adjournment proposal. If a GOLD or STRIPED GOLD proxy card from a bank or broker or other holder on behalf of multiple beneficial owners contains votes against the Soliciting Group's recommendations on any proposals to be voted upon at the Special Meeting, the Soliciting Group will not use such proxy to initiate and vote for the adjournment proposal, to the extent of the maximum number of votes against the Soliciting Group's recommendations on such card.

                               GENERAL INFORMATION

        Executed proxies will be solicited by mail, advertisement, telephone, telecopier and in person. Solicitation will be made by Wyser-Pratte, Eric Longmire, Senior Managing Director WPC, and Fred Kambeitz, George Kohl, Gregg Villany and Howard Wiesenfeld of Spear, Leeds, none of whom will receive additional compensation for such solicitation. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. The Soliciting Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The Soliciting Group will reimburse these record holder for their reasonable out-of-pocket expenses.

        In addition, the Soliciting Group has retained MacKenzie Partners, Inc. ("MacKenzie Partners") to solicit proxies to be used at the Special Meeting for which MacKenzie Partners will be paid a fee of approximately $60,000 and will be reimbursed for its reasonable expenses. MacKenzie Partners will employ approximately 40 people in its efforts. Costs incidental to this solicitation and the Soliciting Group's earlier solicitation regarding the calling of the Special Meeting include expenditures for printing, postage, legal and related expenses and are expected to be approximately $1.1 million. The total costs incurred to date in connection with these solicitations are not in excess of $900,000. If the Nominees are elected or the Company is acquired, the Soliciting Group will ask the Board to have the Company reimburse it for costs and expenses incurred in connection with this proxy solicitation, as well as the earlier solicitation regarding the calling of the Special Meeting, and intends to make a claim against the Company for reimbursement if such request is denied. The Soliciting Group does not intend to request that its reimbursement request be submitted to a vote of stockholders.

                          REVOCABILITY OF SIGNED PROXY

        You may revoke your proxy at any time by executing and delivering a written revocation to Wyser-Pratte at 63 Wall Street, New York, New York 10005 or the Company, at 5005 LBJ Freeway, Dallas, Texas 75244 (please send a copy of any

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revocation sent to the Company to Wyser-Pratte,  so that the Soliciting Group is aware of the revocation). Such a revocation must clearly state that your proxy is no longer effective. A proxy may also be revoked by notice given to the Company in a meeting of the Company's stockholders. Any revocation of a proxy will not effect any action taken pursuant to the proxy prior to such revocation.

                                            GUY P. WYSER-PRATTE

                                            SPEAR, LEEDS & KELLOGG

                                       4

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



                                                                      APPENDIX 1


                               REXENE CORPORATION
                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997

THIS PROXY IS SOLICITED BY GUY P. WYSER-PRATTE, WYSER-PRATTE & CO., INC. AND SPEAR, LEEDS & KELLOGG (THE "SOLICITING GROUP").

        Each of the undersigned hereby constitutes and appoints Daniel H. Burch, Stanley J. Kay, Jr., and Mark H. Harnett, and each of them, with full power of substitution, the proxies of the undersigned to vote all of the outstanding Common Stock, par value $.01 per share (the "Common Stock"), of Rexene Corporation (the "Company") that the undersigned is entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held May 22, 1997 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, as follows on the following matters which are described in the Proxy Statement (the "Proxy Statement") of the Soliciting Group, dated April 4, 1997, and the Supplements to the Proxy Statement, dated April 25, 1997 and May 12, 1997, with all capitalized terms used herein without definition having the meaning set forth in the Proxy Statement.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED. IF A MARKING IS MADE AS TO THE PROPOSAL TO ADJOURN THE MEETING TO A DATE NOT LATER THAN JUNE 12, 1997, BUT NO MARKING IS MADE AS TO ALL OTHER PROPOSALS, THIS PROXY WILL BE VOTED AS MARKED WITH RESPECT TO THE ADJOURNMENT PROPOSAL AND TO "ABSTAIN" WITH RESPECT TO EACH OF PROPOSAL 1 AND PROPOSALS 3 THROUGH 7 AND TO "WITHHOLD AUTHORITY FOR ALL NOMINEES" WITH RESPECT TO PROPOSAL 2. SUBJECT TO THE IMMEDIATELY PRECEDING SENTENCE, IF NO MARKING IS MADE AS TO ANY PROPOSAL OR ALL PROPOSALS, THIS PROXY WILL VOTED "FOR" THE ADJOURNMENT PROPOSAL AND EACH OF PROPOSALS 1 THROUGH 6 AND "AGAINST" PROPOSAL 7. SUBJECT TO THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED REGARDING THE ADJOURNMENT PROPOSAL, THE ABOVE-NAMED PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO INITIATE AND VOTE FOR PROPOSALS TO RECESS OR ADJOURN THE SPECIAL MEETING FOR ANY REASON, INCLUDING TO ALLOW INSPECTORS TO CERTIFY THE OUTCOME OF THE SPECIAL MEETING PROPOSALS OR TO ALLOW THE SOLICITATION OF ADDITIONAL VOTES, IF NECESSARY, TO APPROVE THE SPECIAL MEETING PROPOSALS, AND TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND THE SUPPLEMENT TO THE PROXY STATEMENT, DATED MAY 12, 1997, SOLICITING PROXIES FOR THE SPECIAL MEETING.

                                                    [Proxy Continued On Reverse]


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


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED

THE SOLICITING GROUP RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL AND EACH OF PROPOSALS 1 THROUGH 6 AND AGAINST PROPOSAL 7.

APPROVAL OF PROPOSAL, IF MADE BY SOLICITING GROUP, TO ADJOURN THE SPECIAL MEETING UNTIL A DATE NOT LATER THAN JUNE 12, 1997

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN

1.  DIRECTOR REMOVAL RESOLUTION

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN

2. ELECTION OF DIRECTORS RESOLUTION. Election of Jonathan R. Macey, Robert C. Mauch, Lawrence C. McQuade and James S. Pasman, Jr. as directors whose terms expire at the next Annual Meeting of Shareholders.

    [   ] FOR all nominees          [   ] WITHHOLD AUTHORITY for all nominees

    INSTRUCTION: To withhold authority to vote for the election of one or more of the persons nominated by the Soliciting Group, mark FOR above and write the name(s) of the person(s) with respect to whom you wish to withhold authority to vote below:

    -------------------------------------------------------------

3.  PROPOSAL TO AMEND THE BY-LAWS TO FACILITATE DIRECTOR REPLACEMENT PROPOSALS

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN

4. PROPOSAL TO AMEND THE BY-LAWS TO SET A TIME LIMIT ON CERTAIN DEFENSIVE ACTIONS UNLESS APPROVED BY SHAREHOLDERS

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN

5. PROPOSAL TO AMEND THE BY-LAWS TO ELECT NOT TO BE GOVERNED BY THE BUSINESS COMBINATION STATUTE

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN

6.  OMNIBUS RESOLUTION

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN

7.   STOCK REPURCHASE PROGRAM RESOLUTION

    [   ] FOR                    [   ] AGAINST               [   ] ABSTAIN


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        ALL PREVIOUS  PROXIES  GIVEN BY THE  UNDERSIGNED  TO VOTE AT THE SPECIAL
MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF ARE HEREBY REVOKED.

                                      Date________________________________, 1997
                                      Signature_________________________________
                                      Title_____________________________________
                                      Signature, if Held Jointly________________

                                      Please  sign   exactly  as  name   appears
                                      hereon.  When  shares  are  held by  joint
                                      tenants, both should sign. When signing as
                                      an  attorney,   executor,   administrator,
                                      trustee  or  guardian,  give full title as
                                      such.  If  a  corporation,  sign  in  full
                                      corporate   name  by  President  or  other
                                      authorized officer. If a partnership, sign in partnership name by authorized person.